CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME(LOSS) (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Consolidated Statements Of Comprehensive Incomeloss
Net income	$ 903	$ 437
Other comprehensive income (loss):
Foreign currency translation adjustments	98	(910)
Other comprehensive income (loss)	98	(910)
Comprehensive income (loss)	$ 1,001	$ (473)